UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

ZeroFox Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39722	98-1557361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 S. Charles Street Baltimore, Maryland		21230
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 936-9369

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZFOX ZFOXW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 6, 2022, ZeroFox Holdings, Inc. (the "Company") issued a press release announcing its financial results for the period August 4, 2022, through October 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the transactions contemplated by the Business Combination Agreement, dated as of December 17, 2021, by and among L&F Acquisition Corp., L&F Acquisition Holdings, LLC, ZF Merger Sub, Inc., IDX Merger Sub, Inc., IDX Forward Merger Sub, LLC, ZeroFox, Inc. (“Legacy ZeroFox”), and ID Experts Holdings, Inc. (“IDX”), certain former stockholders of Legacy ZeroFox and IDX, including through the exercise of stock options, are restricted from transferring their shares, subject to certain exceptions, until the date that is 180 days (the “Lock-up Period”) following August 3, 2022 (the “Closing Date”) pursuant to the Amended and Restated Bylaws (the “Bylaws”) of the Company.

Notwithstanding the foregoing, pursuant to Section 6.7 of the Bylaws, if (i) at least 120 days have elapsed since the Closing Date and (ii) the Lock-up Period is scheduled to end during a regularly scheduled blackout period or within five trading days prior to a blackout period, the Lock-up Period will end ten trading days prior to the commencement of the blackout period (the “Blackout-Related Release”).

The Lock-up Period is scheduled to end on January 30, 2023, which is during a blackout period, and therefore, pursuant to Section 6.7 of the Bylaws, there would have been a Blackout-Related Release on December 30, 2022.

On December 6, 2022, the Board of Directors of the Company amended and restated the Company’s Bylaws, effective on that date. The amendments to the Bylaws (i) provide that the Lock-up Period shall end 180 days following the Closing Date (or January 30, 2023) and remove the Blackout-Related Release provisions, (ii) address in Sections 2.4 and 2.12 matters regarding nominations of directors and solicitations of proxies, including compliance with Rule 14a-19 (the universal proxy rules) under the Securities Exchange Act of 1934, as amended, and (iii) conform Section 2.13 regarding availability of the list of stockholders entitled to vote at a meeting of stockholders to the requirements of the Delaware General Corporation Law, as recently amended.

The foregoing summary and description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of ZeroFox Holdings, Inc., as of December 6, 2022
99.1	Press release dated December 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEROFOX HOLDINGS, INC.

Date: December 6, 2022	By:	/s/ Timothy S. Bender
	Name:	Timothy S. Bender
	Title:	Chief Financial Officer